FIRST SUPPLEMENTAL SERVICING AGREEMENT

                                  -- between --

                             NATIONAL BANK OF CANADA

                                    -- and --

                             NB CAPITAL CORPORATION


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                                December 4, 1998


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                     FIRST SUPPLEMENTAL SERVICING AGREEMENT

First Supplemental Servicing Agreement (the " First Supplemental Servicing Agreement ") entered into as of December 4, 1998.


BETWEEN:                              NATIONAL BANK OF CANADA, a Canadian
                                      chartered bank;

                                                        (the " Servicer ")

AND:                                  NB CAPITAL CORPORATION, a Maryland
                                      corporation;

                                                         (the " Company ")



WHEREAS NB Finance, Ltd., a Bermuda Corporation, (the " Purchaser ") and National Bank of Canada, acting as seller (the " Seller "), entered into a deed of sale of mortgage loans dated as of September 3, 1997 (the " Purchase Agreement ") pursuant to which the Purchaser agreed to purchase from the Seller certain Canada Mortgage and Housing Corporation insured residential first mortgage loans as set forth on Exhibit A (the " Mortgage Loans ");

WHEREAS the Purchaser and the Company entered into assignment agreements dated as of September 3, 1997 (the "Mortgage Loan Assignment Agreements") pursuant to which the Purchaser assigned all of its right, title and interest in, to and under the Mortgage Loans to the Company;

WHEREAS the Company intends to remain qualified as a "real estate investment trust" (" REIT ") under the Internal Revenue Code of 1986, as amended;

WHEREAS the Company and the Servicer have entered into a servicing agreement dated as of September 3, 1997 (the " Servicing Agreement ") establishing the terms and conditions on which the Servicer services and administers the Mortgage Loans;

WHEREAS the Purchaser and the Seller entered into a further deed of sale of mortgage loans dated as of December 4, 1998, pursuant to which the Purchaser agreed to purchase from the Seller certain additional Canada Mortgage and Housing Corporation insured residential first mortgage loans as set forth on Exhibit B (the " 1998 Mortgage Loans ");

WHEREAS the Purchaser and the Company entered into assignment agreements dated as of December 4, 1998, pursuant to which the Purchaser assigned all of its right, title and interest in, to and under the 1998 Mortgage Loans to the Company;

WHEREAS the Company also desires to have the Servicer service and administer the 1998 Mortgage Loans, the Servicer also desires to service and administer the 1998 Mortgage Loans on behalf of the Company, and the parties desire to set forth the terms and conditions on which the Servicer will service and administer the 1998 Mortgage Loans.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable, the receipt and the sufficiency are hereby acknowledged, the parties hereto agree as follows:


1. The preamble forms an integral part of this Agreement.

2. From the date hereof, the Servicer, as provider of services, shall service and administer the 1998 Mortgage Loans in accordance with the Servicing Agreement and all terms and conditions thereof shall apply mutatis mutandis to the 1998 Mortgage Loans, except as expressly herein modified or amended.

3. The " Closing Date " with respect to the 1998 Mortgage Loans shall mean December 4, 1998.

4. The " Cut-off Date " with respect to the 1998 Mortgage Loans shall mean December 4, 1998.

5. The first Remittance Date with respect to the 1998 Mortgage Loans shall be January 15, 1999.

6. The parties hereto confirm that the present agreement has been drawn in the English language at their request. Les parties aux presentes confirment que la presente convention a ete redigee en langue anglaise a leur demande.


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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above


                                   NATIONAL BANK OF CANADA



                                   By /s/ Benoit Dagenais
                                      -----------------------------------
                                      Benoit Dagenais, Manager, Treasury,
                                      Cash Management
                                      (Department Manager)



                                   By /s/ Raymond Cote
                                      -----------------------------------
                                      Raymond Cote, Manager, Treasury,
                                      Matching
                                      (Department Manager)

                                   NB CAPITAL CORPORATION



                                   By /s/ Martin Ouellet
                                      -----------------------------------
                                      Martin Ouellet, Vice-President














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                                    EXHIBIT A

                                 MORTGAGE LOANS



Originals of the listings of the Mortgage Loans remain annexed to the Deed of Sale of Mortgage Loans executed before Mtre. Bertrand Ducharme, notary, on September 3, 1997, under his minute number 9014.
























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                                   EXHIBIT B

                               1998 MORTGAGE LOANS


















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